                            SCHEDULE 14C INFORMATION
   INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

FILED BY THE REGISTRANT                         |X|
FILED BY A PARTY OTHER THAN THE REGISTRANT      |_|
CHECK THE APPROPRIATE BOX:
|X|   PRELIMINARY INFORMATION STATEMENT
|_|   DEFINITIVE INFORMATION STATEMENT
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14c-5(d)(2))

                             AMERICAN JEWELRY CORP.
                (Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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(2)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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(3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT
      TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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(4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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(5)   TOTAL FEE PAID:
|_|  FEE PREVIOUSLY PAID WITH PRELIMINARY MATERIALS.
|_| CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)  AMOUNT PREVIOUSLY PAID:

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(2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

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(3)  FILING PARTY:

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(4)  DATE FILED:

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

                              INFORMATION STATEMENT
                                       OF
                             AMERICAN JEWELRY CORP.
                              131 WEST 35TH STREET
                            NEW YORK, NEW YORK 10001

                  THIS INFORMATION STATEMENT IS BEING PROVIDED
                        TO YOU BY THE BOARD OF DIRECTORS
                            OF AMERICAN JEWELRY CORP.

                        WE ARE NOT ASKING YOU FOR A PROXY
                          AND YOU ARE REQUESTED NOT TO
                                 SEND US A PROXY

      This Information Statement is being mailed or furnished to the stockholders of American Jewelry Corp., a Nevada corporation (the "Company"), in connection with the previous approval by unanimous written consent on June 3, 2002, of the Company's Board of Directors of the corporate actions referred to below and the subsequent adoption of such corporate actions by written consent on June 3, 2002 of holders entitled to vote a majority of the aggregate shares of common stock par value $0.01 per share (the "Common Stock") of the Company and series A preferred stock, par value $0.01 per share (the "Series A Preferred Stock") of the Company. Accordingly, all necessary corporate approvals in connection with matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions before they take effect.

      This Information Statement is first being mailed or furnished to the stockholders of the Company on or about July __, 2002, and the transactions described herein shall not become effective until at least 20 days thereafter.

                               ACTIONS BY BOARD OF
                                  DIRECTORS AND
                             CONSENTING STOCKHOLDERS

      The following corporate actions were authorized by unanimous written consent of the Board of Directors of the Company on June 3, 2002, a copy of which is attached hereto as Exhibit A, and subsequently approved by written consent of holders entitled to vote a majority of the Common Stock and Series A Preferred Stock of the Company on June 3, 2002, which is attached hereto as Exhibit B:

      1. The ratification of amendments to the Company's Articles of Incorporation, which increased the number of authorized shares of the Company's Common Stock;

      2. The approval of an amendment to the Company's Articles of Incorporation to change the Company's corporate name to MSM Jewelry Corporation; and

      3. The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock to 5,000,000,000 shares.

      The reasons for, and general effect of, the ratification of amendments to the Company's Articles of Incorporation is described in "ACTION 1 - RATIFICATION OF AMENDMENTS INCREASING THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK."

      The reasons for, and general effect of, the Amendment to the Articles of Incorporation to change the Company's corporate name is described in "ACTION 2 - AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S CORPORATE NAME." A form of the Amendment is attached hereto as Exhibit C.

      The reasons for, and general effect of, the Amendment to the Articles of Incorporation to increase the number of shares of the Company's Common Stock is described in "ACTION 3 - AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK." A form of the Amendment is attached hereto as Exhibit C.

      The Board of Directors of the Company knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of the Company's Common Stock and Series A Preferred Stock.

      The Board of Directors by unanimous written consent on May 30, 2002, without approval by the stockholders pursuant to Section 78.2055 of the Nevada Revised Statutes, authorized a 1-for-7000 reverse stock split of the Company's issued and outstanding Common and a corresponding decrease in the number of authorized shares of the Company's Common Stock (the `Reverse Split"). A Certificate of Change reflecting the Reverse Split was filed with the Secretary of State of the State of Nevada on June 11, 2002, to be effective at the close of business on June 14, 2002. The Reverse Split was effected at the close of business on June 14, 2002. As of June 14, 2002, after giving effect to the Reverse Split, there were ____________ shares of Common Stock issued and outstanding and 1,142,852 shares of Common Stock authorized.

                                     GENERAL

      The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's Common Stock and Series A Preferred Stock.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

      As of June 14, 2002, there were __________ outstanding shares of Common Stock and 200,000 outstanding shares of Series A Preferred Stock. Each holder of Common Stock is entitled to one vote for each share held by such holder, and each holder of Series A Preferred Stock is entitled to an aggregate of __________ votes, representing 54% of the aggregate shares of Common Stock and Series A Preferred Stock entitled to vote. By virtue of their holdings of Series A Preferred Stock, the executive officers of the Company, who are also directors of the Company, were able to authorize the corporate actions described herein.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table sets forth, as of June 14, 2002, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, by each director of the Company who owns shares of Common Stock, and by all officers and directors as a group. This table includes the shares of Series A Preferred Stock, which have the right in the aggregate to cast 54% of the total votes which may be cast by the holders of all the outstanding (i) shares of Common Stock and (ii) Series A Preferred Stock.

                                            Number of shares
                        Number of shares      of Series A
 Name and Address of     of Common Stock    Preferred Stock     Percentage of
   Beneficial Owner         Owned (1)            Owned          Voting Rights
--------------------------------------------------------------------------------
Isaac Nussen
131 West 35th Street
New York, NY  10001           --                100,000              54%

George Weisz
131 West 35th Street
New York, NY  10001           --                100,000              54%

Eric Rothschild
131 West 35th Street
New York, NY  10001            -0-                -0-                 *


                                       3

                                            Number of shares
                        Number of shares      of Series A
 Name and Address of     of Common Stock    Preferred Stock     Percentage of
   Beneficial Owner         Owned (1)            Owned          Voting Rights
--------------------------------------------------------------------------------
Meir Klepner
131 West 35th Street
New York, NY  1001             -0-                -0-                 *

All officers and
directors as a group
(4 persons)                    --               200,000              54%

*     Represents less than 1%.
(1) Except as otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the persons named.

                        NOTICE TO STOCKHOLDERS OF ACTIONS
                       APPROVED BY CONSENTING STOCKHOLDERS

      The following actions have been approved by the written consent of holders entitled to vote a majority of the aggregate shares of Common Stock and Series A Preferred Stock of Company:

                                    ACTION 1

                      RATIFICATION OF AMENDMENTS INCREASING
                         THE NUMBER OF AUTHORIZED SHARES
                          OF THE COMPANY'S COMMON STOCK

      The board of directors of the Company adopted resolutions, by unanimous written consent, on each of February 6, February 19, February 26, March 7, March 19, April 12, and April 24, 2002, to increase the Company's total number of authorized shares of Common Stock to 1,000,000,000 shares, 1,500,000,000 shares, 2,000,000,000 shares, 3,000,000,000 shares, 4,000,000,000 shares, 5,000,000,000 shares and 8,000,000,000 shares, respectively. The Company subsequently filed certificates with the Secretary of the State of Nevada, which amended the Company's Articles of Incorporation, to effect the increase in the number of authorized shares of Common Stock. Pursuant to Nevada corporate law, amendments to the Company's Articles of Incorporation must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock of the Company.

      The Company amended its Articles of Incorporation to effect the increases in the number of authorized shares of Common Stock to enable the Company to immediately issue shares of Common Stock in connection with the receipt by the Company of notices to convert the Company's outstanding 8% Convertible Debentures (the "Debentures") into shares of Common Stock. The Company currently has outstanding $253,830 principal amount of the Debentures which are convertible into shares of Common Stock. The Debentures bear interest at a rate of 8% and are due on April 25, 2003. The Debentures are convertible into shares of Common Stock, and were amended in January 2002 to amend the conversion price to the lower of (i) 70% of the average of the closing sale price of the Company's Common Stock for the five trading days prior to the applicable conversion date, and (ii) $0.015, subject to customary adjustments. Pursuant to the terms of the Debentures, upon receipt by the Company of a notice to convert the Debentures into shares of Common Stock the Company must deliver such shares to the holders of the Debentures within three (3) trading days. Under the terms of the Debentures, if the Company fails to timely deliver such shares the Company shall have to pay to such holder who requested conversion of the Debenture, liquidated damages per trading day for each trading day until the shares are delivered, in an amount equal to 0.5% of the aggregate remaining principal amount of the Debentures requested to be converted together with interest on such amount at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full. Under the terms of the Debentures the failure by the Company to timely deliver such shares constitutes an event of default pursuant to which the holder of the Debenture may declare the principal of and interest on the Debentures to be immediately due and payable upon written notice to the Company.

      The Company's issuance of the shares of Common Stock upon conversion of the Debentures have the effect of diluting the equity ownership position of the then current holders of Common Stock.

                                    ACTION 2

                                  AMENDMENT TO
                            ARTICLES OF INCORPORATION
                     TO CHANGE THE COMPANY'S CORPORATE NAME

      The Board of Directors has unanimously approved, and holders entitled to vote a majority of the aggregate shares of Common Stock and Series A Preferred Stock have approved, an amendment to the Company's Articles of Incorporation changing its name to "MSM Jewelry Corporation". The amendment is attached hereto as Exhibit C (the "Amendment"). Article I of the Company's Articles of Incorporation will read as follows:

                                     "ARTICLE I
                                        NAME

      The name of the corporation is MSM Jewelry Corporation (the
"Corporation")."

      Upon filing the amended Articles of Incorporation with the State of Nevada to change the corporate name, the Company will also change its current ticker symbol. The Company will make the appropriate public announcements regarding the name change and the new ticker symbol at the time such changes take effect.

      Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the amendment changing the name of the Company, all new stock certificates issued by the Company will be overprinted with the Company's new name.

                                    ACTION 3

                              AMENDMENT TO ARTICLES
                   OF INCORPORATION TO INCREASE THE NUMBER OF
                                AUTHORIZED SHARES
                          OF THE COMPANY'S COMMON STOCK

      The board of directors adopted a resolution, by unanimous written consent, to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company. After giving effect to the Reverse Split on June 14, 2002, the Company is currently authorized to issue 1,142,852 shares of Common Stock. The amendment (the "Amendment") to the Company's Articles of Incorporation in the form attached hereto as Exhibit C, increases the authorized shares of the Company's Common Stock from 1,142,852 shares to 5,000,000,000 shares. Of the 1,142,852 shares of Common Stock currently authorized, _______________ shares of Common Stock are issued and outstanding. Paragraph 4.1 of ARTICLE IV of the Company's Articles of Incorporation will read as follows:

      "4.1 NUMBER OF SHARES AUTHORIZED; PAR VALUE. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 5,005,000,000. The corporation is authorized to issue 5,000,000,000 shares of common stock, par value $0.01 per share (the "Common Stock") and 5,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). The Preferred Stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law."

      The Company is increasing the number of authorized shares of its Common Stock to provide additional shares for general corporate purposes, including stock dividends and splits, raising additional capital, issuance of shares pursuant to employee stock option plans, issuances upon conversion of the outstanding Debentures and shares of Preferred Stock which may be issued, and for possible future acquisitions. The Company currently has outstanding $253,830 principal amount of the Debentures which are convertible into shares of Common Stock.

      The Company's officers may from time to time engage in discussions with other companies concerning the possible acquisition of such companies by the Company in which the Company may consider issuing stock as part or all of the acquisition price. The board of directors believes that an increase in the total number of shares of authorized Common Stock will better enable the Company to meet its future needs and give it greater flexibility in responding quickly to business opportunities. The increase will also provide additional shares for corporate purposes generally. The Company currently has no intention of issuing shares of Common Stock pursuant to any other transactions or agreements, other than in connection with the conversion of the Debentures.

      The Board of Directors of the Company knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of the Company's Common Stock and Series A Preferred Stock.

                                    By Order of the Board of Directors

                                    GEORGE WEISZ
                                    SECRETARY

Dated: New York, New York
       July __, 2002

                                    EXHIBIT A

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                             AMERICAN JEWELRY CORP.

      The undersigned, constituting all of the members of the board of directors (the "BOARD") of American Jewelry Corp., a Nevada corporation (the "COMPANY"), adopt the following resolutions by unanimous written consent in lieu of a meeting, pursuant to Section 78.315 of the Nevada Revised Statutes:

                  RESOLVED, that the adoption of resolutions by the Board on each of February 6, February 19, February 26, March 7, March 19, April 12 and April 24, 2002 to increase the Company's number of authorized shares of Common Stock to 1,000,000,000 shares, 1,500,000,000 shares,
      2,000,000,000 shares, 3,000,000,000 shares, 4,000,000,000 shares,
      5,000,000,000 shares and 8,000,000,000 shares, respectively, and the filing of certificates with the Secretary of State of the State of Nevada to effect the increases in the number of authorized shares of Common Stock, is hereby ratified and approved in all respects;

                  RESOLVED, that an amendment to the Company's Articles of Incorporation to change the Company's corporate name to MSM Jewelry Corporation, in substantially the form attached hereto as EXHIBIT A, is hereby approved;

                  RESOLVED, that an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock to 5,000,000,000 shares, in substantially the form attached hereto as EXHIBIT A, is hereby approved;

                  RESOLVED, that the officers of the Company be, and each of them individually hereby is, authorized, empowered and directed, to execute and file with the Secretary of State of Nevada, any and all such certificates, amendments, instruments and documents, in the name of, and on behalf of, the Company, with such changes thereto as any officer may approve, and to take all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

      IN WITNESS WHEREOF, the undersigned have adopted the foregoing resolutions by unanimous written consent as of the 3rd day of June, 2002.


                                    /s/ ISAAC NUSSEN
                                    ---------------------------------
                                    Isaac Nussen


                                    /s/ GEORGE WEISZ
                                    ---------------------------------
                                    George Weisz


                                    /s/ ERIC J. ROTHSCHILD
                                    ---------------------------------
                                    Eric J. Rothschild


                                    /s/ MEIR KLEPNER
                                    ---------------------------------
                                    Meir Klepner

                                    EXHIBIT B

                         WRITTEN CONSENT OF THE MAJORITY
                             OF THE STOCKHOLDERS OF
                             AMERICAN JEWELRY CORP.

      The undersigned, constituting the holders entitled to vote a majority of the aggregate shares of common stock, par value $0.01 per share (the "Common Stock") of American Jewelry Corp., a Nevada corporation (the "Company") and series A preferred stock, par value $0.01 per share (the "Series A Preferred Stock") of the Company, hereby adopt the following resolutions by written consent in lieu of a meeting, pursuant to Section 78.320 of the Nevada Revised
Statutes:

                  RESOLVED, that the approval by the Board of Directors of the Company to increase the Company's number of authorized shares of Common Stock to 1,000,000,000 shares, 1,500,000,000 shares, 2,000,000,000 shares,
      3,000,000,000 shares, 4,000,000,000 shares, 5,000,000,000 shares and
      8,000,000,000 shares, and the filing of certificates with the Secretary of State of the State of Nevada to effect the increases in the number of authorized shares of Common Stock, is hereby ratified and approved in all respects;

                  RESOLVED, that an amendment to the Company's Articles of Incorporation to change the Company's corporate name to MSM Jewelry Corporation, in substantially the form attached hereto as EXHIBIT A, is hereby approved;

                  RESOLVED, that an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock to 5,000,000,000 shares, in substantially the form attached hereto as EXHIBIT A, is hereby approved.

      IN WITNESS WHEREOF, the undersigned have adopted the foregoing resolutions by written consent as of the 3rd day of June, 2002.


                                    /s/ ISAAC NUSSEN
                                    ---------------------------------
                                    Isaac Nussen


                                    /s/ GEORGE WEISZ
                                    ---------------------------------
                                    George Weisz

                                    EXHIBIT C

                            CERTIFICATE OF AMENDMENT
                          TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS

          (PURSUANT TO NRS 78.385 AND 78.390 -AFTER ISSUANCE OF STOCK)


      1. Name of corporation: American Jewelry Corp., (the "Corporation")

      2. ARTICLE I of the articles has been amended in its entirety to read as follows:

                                   "ARTICLE I

                                      NAME

      "The name of this corporation is MSM Jewelry Corporation (the "Corporation")."

      3. Paragraph 4.1 of ARTICLE IV of the articles has been amended in its entirety to read as follows:

      "4.1 NUMBER OF SHARES AUTHORIZED; PAR VALUE. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 5,005,000,000. The corporation is authorized to issue 5,000,000,000 shares of common stock, par value $0.01 per share (the "Common Stock") and 5,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). The Preferred Stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law."

      4. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the articles of incorporation have voted in favor of the amendment is: ____________.

      5. Officer Signature: /s/ ISAAC NUSSEN
                            ----------------------------


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